UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2024

 ARLO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-38618	38-4061754
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Faraday Ave., Suite #150
Carlsbad	California		92008
(Address of principal executive offices)			(Zip Code)
(408) 890-3900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 21, 2024, Arlo Technologies, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 22, 2024, the record date for the Annual Meeting, 97,279,214 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class III directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Matthew McRae	65,110,052	10,693,303	13,243,795
Catriona Fallon	65,067,585	10,735,770	13,243,795

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,554,564	478,345	14,241	—

 Proposal 3. Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,993,462	42,994,509	1,815,384	13,243,795

Proposal 4. Advisory Vote on the Frequency of Votes on Executive Compensation

The Company’s stockholders recommended, on an advisory basis, a frequency of “one year” for the Company’s solicitation of a non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstentions
73,448,315	21,233	2,293,885	39,922

Based on these results and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes on the compensation of its named executive officers every one year. Under Section 14a-21(b) of the Securities Exchange Act of 1934, as amended, the Company will hold the next advisory vote on the frequency of such stockholder votes no later than its 2030 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.

/s/ Brian Busse
Brian Busse
General Counsel and Secretary

Dated: June 26, 2024